UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                   FORM 8-KSB

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                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(D)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

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       Date of Report (Date of earliest event reported): November 30, 2005

                         Commission File Number: 0-29195

                           ONSCREEN TECHNOLOGIES, INC.
                 (Name of Small Business Issuer in Its Charter)

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        Colorado                                                  84-1463284
(State or jurisdiction of                                     (I.R.S. Employer
incorporation or organization)                               Identification No.)


600 NW 14th Avenue, Suite 100, Portland, Oregon                     97209
   (Address of Principal Executive Offices)                       (zip code)

                                 (503) 417-1700
                         (Registrant's telephone number)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a- 12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.1 4d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

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Item 5.02. Departure of Directors or Principal Officers; Election of Directors;
Appointment of Principal Officers.

Item 7.01  Regulation FD Disclosure

John "JT" Thatch resigned as Director
Effective November 28, 2005, John "JT" Thatch resigned as Director of the Company..

John "JT" Thatch Returns Common Shares to Company
In consideration for $15,000, John "JT" Thatch agreed to voluntarily return to the Company 1,500,000 shares of the common stock that were awarded to him by the Board of Directors on March 28, 2005.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Signed and submitted this 30th day of November 2005.


                                            OnScreen Technologies, Inc.
                                                    (Registrant)

                                            by:________________________________
                                               Charles R. Baker as CEO/Chairman